SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

December 11, 2013

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado	80203-4518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03                                  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective December 11, 2013, Cimarex amended and restated its bylaws to delete redundant language, to correct numbering and cross references and as described below.  Following is a summary of the material amendments included in the Amended and Restated Bylaws:

Article II, Sections 1 through 5 and Section 10	Added language to permit holding of shareholder meetings by means of remote communications and to conform language for the ability to hold meetings by remote communications.

Article II, Section 5. Adjournment of Meetings	New Section.

Article II, Section 8. Election of Directors	Eliminate redundant language.

Article II, Section 9. Nature of Business at Meetings of Stockholders

Expanded disclosure requirements pertaining to identity and beneficial ownership of shareholders making proposals. Increased the period for receipt of shareholder ballot items from 10 days to 30 days, i.e. not less than 90 nor more than 120 days (previously not less than 90 nor more than 100 days) prior to the anniversary date of the prior year’s annual meeting.

Article II, Section 14. Conduct of Meetings	New Section.

Article III, Section 2. Nomination of Directors	Expanded requirements for disclosure of beneficial ownership information of a shareholder submitting a director nomination.

Article III, Section 7. Meetings

Added ability of Lead Director to call and preside at meetings of non-employee directors. Designated Lead Director to chair meetings of Board in the absence of the Chairman of the Board and Chief Executive Officer.

Article VI, Section 1. Notices	Updated notice provision to substitute “electronic submission” for “telegram, facsimile, telex or cable.”

Article VII, Section5. Exclusive Forum	Added exclusive forum designating Delaware as sole jurisdiction for bringing specific types of litigation, as specified in the Bylaws.

The foregoing summary of the bylaw amendments is qualified in its entirety by reference to the text of the Amended and Restated Bylaws as adopted and effective as of December 11, 2013.  The Amended and Restated Bylaws effective as of December 11, 2013, and a copy marked to show changes from the prior Amended and Restated Bylaws, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Cimarex Energy Co.

3.2	Amended and Restated Bylaws of Cimarex Energy Co. marked to show amendments effective as of December 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: December 16, 2013	By:	/s/ Francis B. Barron
Francis B. Barron,
Senior Vice President and General Counsel